SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2007

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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       MARSHALL ISLANDS                000-14135                 52-2098714
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


           ONE STATION PLACE, STAMFORD,                             06902
                    CONNECTICUT                                   (Zip Code)
    (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     OMI announced in its March 16, 2007 press release that OMI Corporation's Board of Directors has decided to evaluate a range of strategic alternatives to further enhance shareholder value. These alternatives may include, but are not limited to, continued execution of the Company's operating plan, sale or merger of the Company or other strategic transactions. The Company has retained Perella Weinberg Partners and Fearnley Fonds ASA as financial advisors in the evaluation process.

     The Company noted that there can be no assurance that the exploration of strategic alternatives will result in any transaction. The Company does not intend to disclose developments with respect to this process unless and until the review of strategic alternatives has been completed.

The press release is furnished herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1 Press release March 16, 2007 press release that OMI Corporation's Board of Directors has decided to evaluate a range of strategic alternatives to further enhance shareholder value.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 16, 2007                         By: /s/ Craig H. Stevenson, Jr.
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                                                 Craig H. Stevenson, Jr.
                                                 Chairman of the Board and Chief
                                                 Executive Officer


Date: March 16, 2007                         By: /s/ Kathleen C. Haines
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                                                 Kathleen C. Haines
                                                 Senior Vice President, Chief
                                                 Financial Officer and Treasurer


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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.

Exhibit No.    Description
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99.1           Press release March 16, 2007 press release that OMI Corporation's
               Board of Directors has decided to evaluate a range of strategic alternatives to further enhance shareholder value.